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                              Janus Adviser Series

                        Janus Adviser Mid Cap Value Fund

                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                                 Class R Shares
                                 Class S Shares

                       Supplement dated December 31, 2008
                       to Currently Effective Prospectuses

At a reconvened Special Meeting of Shareholders of Janus Adviser Mid Cap Value Fund (the "Fund") held on December 16, 2008, shareholders of the Fund approved a new subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), the investment adviser to the Fund, and Perkins Investment Management LLC ("Perkins"), the subadviser to the Fund. In addition, shareholders of the Fund also approved an amended and restated investment advisory agreement between Janus Adviser Series, on behalf of the Fund, and Janus Capital, so that Janus Capital, rather than the Fund, is obligated to compensate any subadviser engaged by Janus Capital from the Fund to Janus Capital.

On December 31, 2008, Janus Capital acquired an additional 50% ownership interest in Perkins (the "Acquisition"), increasing its interest from 30% to 80%. Perkins was formerly known as Perkins, Wolf, McDonnell and Company, LLC and changed its name to Perkins Investment Management LLC upon the closing of the Acquisition. With the Acquisition completed and shareholders of the Fund having approved the new subadvisory agreement, Perkins will remain the Fund's subadviser. Perkins expects to provide the same level of services under the new subadvisory agreement as it provided under the prior subadvisory agreement.

In connection with the Acquisition, the Fund has changed its name to "Janus Adviser Perkins Mid Cap Value Fund." All references to Perkins, Wolf, McDonnell and Company, LLC and the Fund in the Prospectus are changed as indicated above.

                Please retain this Supplement with your records.

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                              Janus Adviser Series

                     Janus Adviser Small Company Value Fund

                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                                 Class R Shares
                                 Class S Shares

                       Supplement dated December 31, 2008
                       to Currently Effective Prospectuses

At a reconvened Special Meeting of Shareholders of Janus Adviser Small Company Value Fund (the "Fund") held on November 25, 2008, shareholders of the Fund approved a subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), the investment adviser to the Fund, and Perkins Investment Management LLC ("Perkins"), appointing Perkins as the subadviser to the Fund.

On December 31, 2008, Janus Capital acquired an additional 50% ownership interest in Perkins (the "Acquisition"), increasing its interest from 30% to 80%. With the Acquisition completed and shareholders of the Fund having approved the subadvisory agreement, effective December 31, 2008, Perkins will become the Fund's subadviser. Perkins has been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Jakob Holm, the Fund's current portfolio manager, will continue as portfolio manager of the Fund immediately following the Acquisition. The same level of services is expected to be provided under the subadvisory arrangement as is currently provided.

In connection with the Acquisition, the Fund has changed its name to "Janus Adviser Perkins Small Company Value Fund." All references to Perkins and the Fund in the Prospectus are changed as indicated above.

At the Special Meeting, shareholders of the Fund also approved an amended investment advisory agreement ("Advisory Agreement") between Janus Adviser Series, on behalf of the Fund, and Janus Capital, changing the Fund's investment advisory fee structure from an annual fixed rate of 0.74% of average daily net assets to an annual rate of 0.74% that adjusts up or down based upon the performance of the Fund's Class A Shares (waiving the upfront sales load) ("Class A Shares") relative to the Fund's benchmark index, the Russell 2000(R) Value Index.

Under the Advisory Agreement, the investment advisory fee to be paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee at the annual rate of 0.74%

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to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until January 2010. For each month up to 36 months following January 2010, the performance measurement period will be equal to the time that has elapsed, until January 2012, when the performance measurement period will be a rolling 36-month period.

A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreement and Advisory Agreement was included in the Fund's proxy statement, dated August 27, 2008, and will be made available in the Fund's next shareholder report.

                Please retain this Supplement with your records.